EXHIBIT 10.1

    Execution Version

FIFTH AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of November 13, 2020 (the “Fifth Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Swingline Lender, and the Issuing Bank.

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;
(B)    The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to make certain amendments and modifications to the Credit Agreement as more particularly set forth herein and to be effective as of the Fifth Amendment Effective Date; and
(C)    The Administrative Agent and the Lenders party hereto have agreed to reaffirm the Borrowing Base at $1,100,000,000.00 pursuant to Section 2.07 of the Credit Agreement, which redetermination shall constitute the October 1, 2020 Scheduled Redetermination of the Borrowing Base as set forth in this Fifth Amendment.
The parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Fifth Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.
2.1    Amendments to Section 1.02.
(a)    Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
“Fifth Amendment” means that certain Fifth Amendment to Sixth Amended and Restated Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.
“Fifth Amendment Effective Date” means November 13, 2020.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Second Lien Redemption” has the meaning assigned to such term in the definition of “Permitted Second Lien Debt”.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(b)    Section 1.02 of the Credit Agreement is hereby amended by deleting the reference to “Third Amendment Effective Date” in the definition of “Aggregate Elected Commitment Amounts” and inserting “Fifth Amendment Effective Date” in lieu thereof.
(c)    Section 1.02 of the Credit Agreement is hereby amended by inserting “ Section 9.02(j),” immediately after “Section 9.02(i),” in the definition of “Borrowing Base”.
(d)    Section 1.02 of the Credit Agreement is hereby amended by inserting “ 9.02(j),” immediately after each instance in which “Section 9.02(i),” appears in the definition of “EBITDAX”.
(e)    Section 1.02 of the Credit Agreement is hereby amended by inserting “the Fifth Amendment,” immediately after “the Fourth Amendment,” in the definition of “Loan Documents”.
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(f)    Section 1.02 of the Credit Agreement is hereby amended by amending the definition of “Permitted Second Lien Debt” to (i) delete “October 1, 2020” in clause (a) thereto and insert “April 1, 2021” in lieu thereof and (ii) amend and restate sub-clause (i) thereto in its entirety to read as follows:
(i) all principal amounts of such Debt are either (A) used to Redeem Debt incurred pursuant to Section 9.02(i) for less than or equal to eighty percent (80%) of par value (with such percentage of par value determined on an average basis after giving pro forma effect to each such proposed Redemption and all Redemptions of Debt incurred pursuant to Section 9.02(i) with Permitted Second Lien Debt on or prior to the date of such proposed Redemption) (each such Redemption of Debt, a “Second Lien Redemption”) or (B) used for general corporate purposes, subject to the automatic adjustment of the Borrowing Base on the terms and conditions set forth in Section 9.02(j)(b),
(g)    Section 1.02 of the Credit Agreement is hereby amended to amend and restate each of the following definitions to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule) and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if
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a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
2.2    Amendment to Section 3.04(c)(iii). Section 3.04(c)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iii)    (A) Upon any adjustments to the Borrowing Base pursuant to Section 9.02(i), or Section 9.12, if the Aggregate Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (x)(1) if the Borrower does not have an Investment Grade Rating, either prepay the Borrowings in an aggregate principal amount equal to such excess, or add to the Mortgaged Property (as a result of transferring new Proved Oil and Gas Properties to the Loan Parties or causing a Subsidiary which is not a Loan Party to become a Loan Party) Oil and Gas Properties having value, as determined by the Administrative Agent and the Majority Lenders, equal to or greater than such excess, or implement a combination thereof and (2) if the Borrower has an Investment Grade Rating, either prepay the Borrowings in an aggregate principal amount equal to such excess or take such actions as reasonably requested by the Administrative Agent to include as Mortgaged Property Oil and Gas Properties having value, as determined by the Administrative Agent and the Majority Lenders, equal to or greater than such excess, or implement a combination thereof (as a result of transferring new Proved Oil and Gas Properties to the Loan Parties or causing a Subsidiary which is not a Loan Party to become a Loan Party), and (y) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j), and (B) upon any adjustment to the Borrowing Base pursuant to Section 9.02(j), if the Aggregate Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (x) either prepay the Borrowings in an aggregate principal amount equal to such excess, or add to the Mortgaged Property (as a result of transferring new Proved Oil and Gas Properties to the Loan Parties or causing a Subsidiary which is not a Loan Party to become a Loan Party) Oil and Gas Properties having value, as determined by the Administrative Agent and the Majority Lenders, equal to or greater than such excess, or implement a combination thereof and (y) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment, provide such collateral and/or deposit of cash collateral within ninety (90) days following such adjustment to the Borrowing Base (or, if sooner, on the date the Borrower receives cash proceeds as a result of a disposition pursuant to Section 9.12); provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.
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2.3    Amendment to Section 9.02(j) of the Credit Agreement. Section 9.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(j)     Permitted Second Lien Debt and guarantee obligations of any Loan Party in respect thereof; provided that, on and after the Fifth Amendment Effective Date, (a) immediately after giving effect to the incurrence or issuance of such Permitted Second Lien Debt and guarantee obligations of any Loan Party in respect thereof, the Borrower shall be in pro forma compliance with Section 9.01 (with EBITDAX equal to EBITDAX for the most recent Rolling Period for which financial statements have been, or are required to have been, delivered pursuant to Section 8.01(a) or Section 8.01(b), and (b) the Borrowing Base shall be immediately reduced on the ninety-first (91st) day after each issuance of Permitted Second Lien Debt by an amount equal to twenty-five percent (25%) of the aggregate principal amount of each such issuance of Permitted Second Lien Debt which was not used for Second Lien Redemptions in the prior ninety (90) day period.
2.4    Amendment to Section 11.06. Section 11.06 of the Credit Agreement is hereby amended to delete each reference to “clause (vi)” and insert “clause (f)” in lieu thereof.
2.5    Amendment to Section 12.20 of the Credit Agreement. Section 12.20 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 12.20    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be
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issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 3.    Borrowing Base Redetermination. The Lenders hereby agree that for the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be reaffirmed at $1,100,000,000.00. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c), Section 9.02(i), Section 9.02(j), or Section 9.12 of the Credit Agreement. For the avoidance of doubt, the Borrower and the Lenders hereby agree that the redetermination of the Borrowing Base in this Section 3 shall constitute the October 1, 2020 Scheduled Redetermination of the Borrowing Base. This Section 3 constitutes the New Borrowing Base Notice pursuant to Section 2.07(d) of the Credit Agreement for the October 1, 2020 Scheduled Redetermination of the Borrowing Base.
Section 4.    Conditions Precedent. This Fifth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
4.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders constituting at least the Supermajority Lenders, which may be delivered by the means described in Section 6.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
4.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Fifth Amendment in accordance with Section 12.03(a) of the Credit Agreement.
4.3    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
4.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.
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For purposes of determining satisfaction of the conditions specified in this Section 4, each Lender that has signed this Fifth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Fifth Amendment Effective Date and such notice shall be conclusive and binding.
Section 5.    Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Fifth Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Fifth Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Fifth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Fifth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment. This Fifth Amendment shall constitute a Loan Document.
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6.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Fifth Amendment Effective Date, which may have occurred prior to the Fifth Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Fifth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
6.3    Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Fifth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Fifth Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.4    Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Fifth Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.
6.5    Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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6.6    Severability. Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.7    No Oral Agreement. This Fifth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Fifth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.8    Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages to Follow]

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The parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:	/s/ A. WADE PURSELL

A. Wade Pursell
Executive Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ JONATHAN HERRICK
Name:	Jonathan Herrick
Title:	Director

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SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION, Individually and as Co-Syndication Agent

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:	/s/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Authorized Officer

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SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

COMERICA BANK

By:	/s/ CAROLINE M. MCCLURG
Name:	Caroline M. McClurg
Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:	/s/ SYDNEY G. DENNIS
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:	/s/ KRISTAN SPIVEY
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ GUY C. EVANGELISTA
Name:	Guy C. Evangelista
Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:	/s/ MAHESH MOHAN
Name:	Mahesh Mohan
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ GEORGE E. MCKEAN
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:	/s/ MARC GRAHAM
Name:	Marc Graham
Title:	Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - SM ENERGY COMPANY]

BMO HARRIS BANK N.A.

By:	/s/ PATRICK JOHNSTON
Name:	Patrick Johnston
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
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